UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2015

EMRISE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-10346	77-0226211
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Lucosky Brookman LLP 101 Wood Avenue South, 5th Floor Woodbridge, New Jersey		08830
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: xxx

(919) 806-4722
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On December 9, 2015, the Company issued a press release announcing that it has revised the previously announced record date for its initial liquidating distribution in the amount of $0.75 per share of common stock from July 1, 2015 to July 7, 2015. The effective date for payment of the distribution on December 1, 2015 remains unchanged.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release dated December 9, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMRISE CORPORATION

Dated: December 9, 2015	By:	/s/ Frank P. Russomanno
		Name:	Frank P. Russomanno
		Title:	Executive Director

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated December 9, 2015.